Supplemental Information
for the Quarter Ended June 30, 2012

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio consists of 31 geographically diverse enclosed malls, encompassing approximately 22 million square feet in 19 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $200.0 million.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-comparable revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer	andrew.silberfein@rouseproperties.com
Benjamin Schall	Chief Operating Officer	benjamin.schall@rouseproperties.com
Rael Diamond	Chief Financial Officer	rael.diamond@rouseproperties.com
Brian Harper	Executive Vice President, Leasing	brian.harper@rouseproperties.com
Susan Elman	Executive Vice President, General Counsel	susan.elman@rouseproperties.com
Brad Cohen/Nikki Sacks	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	Current policy as of June 30, 2012. Quarterly dividend of $0.07 per share ($0.28 per share annualized).

•	The Board of Directors declared a common stock dividend of $0.07 per share payable on October 29, 2012 to stockholders of record on October 15, 2012.

Common Share Trading Statistics

	June 30, 2012	March 31, 2012 (1)
High	$13.87	$14.81
Low	$12.18	$10.70
Close	$13.55	$13.54
Volume	16,944,744	30,825,189

(1) For the period January 12, 2012 through March 31, 2012 excludes trading on a when issued basis.

Shares Outstanding

	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Common shares outstanding	49,225,133	35,547,049	49,225,133	35,547,049
Class B shares outstanding	359,056	359,056	359,056	359,056
Total common shares outstanding	49,584,189	35,906,105	49,584,189	35,906,105
Unexercised options	1,652,486	—	1,652,486	—
Common shares outstanding - fully diluted	51,236,675	35,906,105	51,236,675	35,906,105
Weighted average common shares outstanding - basic (2)	49,242,014	35,906,105	43,013,900	35,906,105
Weighted average common shares outstanding - diluted (2)	49,242,014	35,906,105	43,013,900	35,906,105

(2) Calculated in accordance with GAAP for the three and six month periods ended June 30, 2012 and 2011.

Q2 2012 Supplemental Package	3

Financial Overview

Consolidated and Combined Balance Sheets

(In thousands)	June 30, 2012 (Unaudited)	December 31, 2011

Assets:
Investment in real estate:
Land	$315,779	$299,941
Buildings and equipment	1,212,035	1,162,541
Less accumulated depreciation	(91,463)	(72,620)
Net investment in real estate	1,436,351	1,389,862
Cash and cash equivalents	163,299	204
Short term investment	29,989	—
Accounts receivable, net	20,216	17,561
Deferred expenses, net	40,396	35,549
Prepaid expenses and other assets	147,333	140,348
Total assets	$1,837,584	$1,583,524

Liabilities:
Mortgages, notes and loans payable	$1,185,995	$1,059,684
Accounts payable and accrued expenses	86,470	97,512
Total liabilities	1,272,465	1,157,196

Commitments and contingencies	—	—

Equity:
Common stock (1)	493	—
Class B common stock (2)	4	—
Additional paid-in capital	594,314	—
GGP Equity	—	426,328
Accumulated deficit	(29,738)	—
Accumulated other comprehensive loss	(65)	—
Total stockholders' equity	565,008	426,328
Noncontrolling interest	111	—
Total equity	565,119	426,328
Total liabilities and equity	$1,837,584	$1,583,524

(1) Common stock: $0.01 par value; 500,000,000 shares authorized, 49,225,133 and 0 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively.
(2) Class B common stock: $0.01 par value; 1,000,000 shares authorized, 359,056 and 0 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively.

Q2 2012 Supplemental Package	4

Financial Overview

Consolidated and Combined Statements of Operations and Comprehensive Loss

	Three Months Ended		Six Months Ended
(In thousands, except per share amounts)	June 30, 2012 (Unaudited)	June 30, 2011 (Unaudited)	June 30, 2012 (Unaudited)	June 30, 2011 (Unaudited)

Revenues:
Minimum rents	$38,072	$36,554	$75,284	$74,956
Tenant recoveries	16,915	17,842	33,511	35,938
Overage rents	659	461	2,104	1,762
Other	1,303	1,398	2,458	2,698
Total revenues	56,949	56,255	113,357	115,354
Expenses:
Real estate taxes	5,575	6,089	11,565	12,114
Property maintenance costs	3,351	3,075	6,792	6,960
Marketing	660	808	1,121	1,574
Other property operating costs	14,992	13,555	29,391	27,591
Provision for doubtful accounts	451	302	714	512
General and administrative	5,240	3,197	10,384	5,726
Depreciation and amortization	16,773	19,518	35,047	38,486
Other	1,983	(606)	6,442	(78)
Total expenses	49,025	45,938	101,456	92,885
Operating income	7,924	10,317	11,901	22,469

Interest income	8	7	9	8
Interest expense	(23,699)	(16,782)	(53,688)	(35,322)
Loss before income taxes	(15,767)	(6,458)	(41,778)	(12,845)
Provision for income taxes	(173)	(140)	(239)	(288)
Net loss	$(15,940)	$(6,598)	$(42,017)	$(13,133)

Net loss per share - Basic and Diluted (1)	$(0.32)	$(0.18)	$(0.98)	$(0.37)

Dividends declared per share	$0.07	$—	$0.07	$—

Comprehensive loss:
Net loss	$(15,940)	$(6,598)	$(42,017)	$(13,133)
Other comprehensive gain (loss):
Net unrealized gain (loss) on financial instrument	65	—	(65)	—
Comprehensive loss	$(15,875)	$(6,598)	$(42,082)	$(13,133)

(1) Calculated using weighted average number of shares of 49,242,014 and 35,906,105 for the three months ended June 30, 2012 and 2011, respectively, and 43,013,900 and 35,906,105 for the six months ended June 30, 2012 and 2011, respectively.

Q2 2012 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	June 30, 2012			June 30, 2011
(In thousands)	(Unaudited)			(Unaudited)
	GAAP	Core Adjustments	Core NOI / FFO	GAAP	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$38,072	$4,917	$42,989	$36,554	$5,120	$41,674
Tenant recoveries	16,915	—	16,915	17,842	—	17,842
Overage rents	659	—	659	461	—	461
Other	1,303	—	1,303	1,398	—	1,398
Total revenues	56,949	4,917	61,866	56,255	5,120	61,375
Operating Expenses:
Real estate taxes	5,575	—	5,575	6,089	—	6,089
Property maintenance costs	3,351	—	3,351	3,075	—	3,075
Marketing	660	—	660	808	—	808
Other property operating costs (2)	14,992	(31)	14,961	13,555	(31)	13,524
Provision for doubtful accounts	451	—	451	302	—	302
Total operating expenses	25,029	(31)	24,998	23,829	(31)	23,798

Net operating income	31,920	4,948	36,868	32,426	5,151	37,577

General and administrative (3)	5,240	—	5,240	3,197	—	3,197
Other (4)	1,983	(1,983)	—	(606)	606	—
Subtotal	24,697	6,931	31,628	29,835	4,545	34,380

Interest income	8	—	8	7	—	7
Interest expense
Mark-to-market adjustments on debt	(2,661)	2,661	—	(1,871)	1,871	—
Write-off of market rate debt adjustments	—	—	—	1,603	(1,603)	—
Amortization of deferred financing costs	(2,020)	2,020	—	—	—	—
Write-off of deferred financing costs	(1,780)	1,780	—	—	—	—
Debt extinguishment costs	—	—	—	(1,582)	1,582	—
Interest on existing debt	(17,238)	—	(17,238)	(14,932)	—	(14,932)
Provision for income taxes	(173)	173	—	(140)	140	—
Funds from operations	$833	$13,565	$14,398	$12,920	$6,535	$19,455
Funds from operations per share - basic and diluted (5)			$0.29			$0.54
Funds from operations per share - normalized (6)			$0.29			$0.39

(1) Core adjustments include amounts for straight-line rent of $(1,657) and $(1,683) and above / below market lease amortization of $6,574 and $6,803 for the three months ended June 30, 2012 and 2011, respectively.
(2) Core adjustments include above / below market ground lease amortization of $31 for the three months ended June 30, 2012 and 2011.
(3) General and administrative costs include $243 of non-cash stock compensation expense.
(4) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs
(5) Calculated using weighted average number of shares of 49,242,014 and 35,906,105 for the three months ended June 30, 2012 and 2011.
(6) Assumes all of the common shares were issued April 1; calculated using 49,584,189 common shares.

Q2 2012 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Six Month Period Ended

	June 30, 2012			June 30, 2011
(In thousands)	(Unaudited)			(Unaudited)
	GAAP	Core Adjustments	Core NOI / FFO	GAAP	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$75,284	$9,853	$85,137	$74,956	$8,886	$83,842
Tenant recoveries	33,511	—	33,511	35,938	—	35,938
Overage rents	2,104	—	2,104	1,762	—	1,762
Other	2,458	—	2,458	2,698	—	2,698
Total revenues	113,357	9,853	123,210	115,354	8,886	124,240
Operating Expenses:
Real estate taxes	11,565	—	11,565	12,114	—	12,114
Property maintenance costs	6,792	—	6,792	6,960	—	6,960
Marketing	1,121	—	1,121	1,574	—	1,574
Other property operating costs (2)	29,391	(62)	29,329	27,591	(62)	27,529
Provision for doubtful accounts	714	—	714	512	—	512
Total operating expenses	49,583	(62)	49,521	48,751	(62)	48,689

Net operating income	63,774	9,915	73,689	66,603	8,948	75,551

General and administrative (3)	10,384	—	10,384	5,726	—	5,726
Other (4)	6,442	(6,442)	—	(78)	78	—
Subtotal	46,948	16,357	63,305	60,955	8,870	69,825

Interest income	9	—	9	8	—	8
Interest expense
Mark-to-market adjustments on debt	(5,385)	5,385	—	(3,670)	3,670	—
Write-off of market rate debt adjustments	(8,957)	8,957	—	1,489	(1,489)	—
Amortization of deferred financing costs	(3,688)	3,688	—	—	—	—
Write-off of deferred financing costs	(1,780)	1,780	—	—	—	—
Debt extinguishment costs	—	—	—	(1,475)	1,475	—
Interest on existing debt	(33,878)	—	(33,878)	(31,666)	—	(31,666)
Provision for income taxes	(239)	239	—	(288)	288	—
Funds from operations	$(6,970)	$36,406	$29,436	$25,353	$12,814	$38,167
Funds from operations per share - basic and diluted (5)			$0.68			$1.06
Funds from operations per share - normalized (6)			$0.59			$0.77

(1) Core adjustments include amounts for straight-line rent of $(3,156) and $(3,764) and above / below market lease amortization of $13,009 and $12,650 for the six months ended June 30, 2012 and 2011, respectively.
(2) Core adjustments include above / below market ground lease amortization of $62 for the six months ended June 30, 2012 and 2011.
(3) General and administrative costs include $1,015 of non-cash stock compensation expense and $352 thousand of corporate allocation from GGP.
(4) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs
(5) Calculated using weighted average number of shares of 43,013,900 and 35,906,105 for the six months ended June 30, 2012 and 2011.
(6) Assumes all of the common shares were issued January 1; calculated using 49,584,189 common shares.

Q2 2012 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended		Six Months Ended
(In thousands)	June 30, 2012 (Unaudited)	June 30, 2011 (Unaudited)	June 30, 2012 (Unaudited)	June 30, 2011 (Unaudited)

Net operating income	$31,920	$32,426	$63,774	$66,603
Add / (less) :
Straight line rent	(1,657)	(1,683)	(3,156)	(3,764)
Above and below market tenant leases, net	6,574	6,803	13,009	12,650
Above and below market ground rent expense, net	31	31	62	62
Core net operating income	36,868	37,577	73,689	75,551
Add / (less):
Acquisitions	(1,253)	—	(2,054)	—
Lease termination income and other	(70)	(297)	(218)	(684)
Same property core net operating income (1)	$35,545	$37,280	$71,417	$74,867
Same property change %	(4.65)%		(4.61)%

(1) Excludes acquisitions made during the six months ended June 30, 2012 and 2011 and lease termination income earned for the three and six months ended
June 30, 2012 and 2011.

Q2 2012 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Six Months Ended
(In thousands)	June 30, 2012 (Unaudited)	June 30, 2011 (Unaudited)	June 30, 2012 (Unaudited)	June 30, 2011 (Unaudited)

Reconciliation of NOI to GAAP Operating Income
NOI:	$31,920	$32,426	$63,774	$66,603
General and administrative	(5,240)	(3,197)	(10,384)	(5,726)
Other	(1,983)	606	(6,442)	78
Depreciation and amortization	(16,773)	(19,518)	(35,047)	(38,486)
Operating income	$7,924	$10,317	$11,901	$22,469

Reconciliation of FFO to GAAP Net Loss Attributable to Common Stockholders
FFO:	$833	$12,920	$(6,970)	$25,353
Depreciation and amortization	(16,773)	(19,518)	(35,047)	(38,486)
Net loss attributable to common stockholders	$(15,940)	$(6,598)	$(42,017)	$(13,133)

Weighted average numbers of shares outstanding	49,242,014	35,906,105	43,013,900	35,906,105
Per Share	$(0.32)	$(0.18)	$(0.98)	$(0.37)

Weighted average numbers of shares outstanding (normalized) (1)	49,584,189	49,584,189	49,584,189	49,584,189
Per Share (normalized) (1)	$(0.32)	$(0.13)	$(0.85)	$(0.26)

(1) Assumes all of the common shares were issued on April 1 for the three months ended June 30, 2012 and 2011 and on January 1 for the six months ended
June 30, 2012 and 2011.

Q2 2012 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2012	2013	2014	2015	2016	After	Mortgage Details
Lakeland Square	Oct	2013	5.12%	$51,262	49,647	632	983	—	—	—	—	Non-recourse / fixed
West Valley Mall (1)	Jan	2014	3.43	49,649	46,164	1,140	2,345	—	—	—	—	Non-recourse / fixed
Southland Mall (CA) (1)	Jan	2014	3.62	74,630	70,709	1,096	2,825	—	—	—	—	Non-recourse / fixed
Newpark Mall (1)	Aug	2014	7.45	64,260	60,487	709	1,886	1,178	—	—	—	Non-recourse / fixed
Steeplegate (1)	Aug	2014	4.94	50,354	46,718	708	1,808	1,120	—	—	—	Non-recourse / fixed
Valley Hills Mall	Mar	2016	4.73	52,949	46,302	670	1,765	1,851	1,942	419	—	Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	74,811	64,660	990	2,552	2,733	2,926	950	—	Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	62,879	54,423	732	1,941	2,079	2,226	1,478	—	Non-recourse / fixed
Bayshore Mall (1)	Aug	2016	7.13	29,009	24,699	358	931	999	1,073	949	—	Non-recourse / fixed
Washington Park Mall	Aug	2016	5.35	11,349	9,988	130	348	367	387	129	—	Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	61,472	57,181	279	877	922	970	1,013	230	Non-recourse / fixed
Sikes Senter (1)	Jun	2017	5.20	57,792	48,194	621	1,677	1,768	1,863	2,554	1,115	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	37,717	31,113	386	1,051	1,109	1,171	1,615	1,272	Non-recourse / fixed
The Boulevard Mall	Jul	2018	4.27	99,378	72,881	1,406	3,647	3,808	3,977	5,279	8,380	Non-recourse / fixed
Pierre Bossier	May	2022	4.94	48,415	39,858	338	710	746	784	818	5,161	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	78,750	65,085	436	1,110	1,168	1,230	1,284	8,437	Non-recourse / fixed
Total fixed rate debt			5.27	904,676	788,109	10,631	26,456	19,848	18,549	16,488	24,595

Property Term Loan (1)(2)	Jan	2015	6.00	325,074	308,465	—	2,159	11,560	2,890	—	—	Recourse / floating
Revolver (2)(3)	Jan	2015	6.00	—	—	—	—	—	—	—	—
Subordinated credit facility (4)	Jun	2015	9.50	—	—	—	—	—	—	—	—
Total variable debt				325,074	308,465	—	2,159	11,560	2,890	—	—

Total Debt Outstanding			5.48%	$1,229,750	1,096,574	10,631	28,615	31,408	21,439	16,488	24,595

Total Debt				1,229,750
Market rate adjustment				(43,755)
Total Debt Outstanding				$1,185,995

(1) Prepayable without a penalty.
(2) LIBOR + 500 basis points. LIBOR is subject to a floor of 1.0%.
(3) $50 million line. As of August 13, 2012, the revolver is undrawn.
(4) $100 million line. LIBOR + 850 basis points. LIBOR is subject to floor of 1.0%. As of August 13, 2012, the subordinated credit facility is undrawn.

(In thousands)	2012	2013	2014	2015	2016	After	Total
Balloon payment	$—	$49,647	$224,078	$308,465	200,072	$314,312	$1,096,574
Amortization	10,631	28,615	31,408	21,439	16,488	24,595	133,176
Debt maturity and amortization	$10,631	78,262	$255,486	$329,904	216,560	$338,907	$1,229,750
Weighted average interest rate of expiring debt	—	5.12%	4.89%	6.00%	6.31%	4.91%	5.48%

Q2 2012 Supplemental Package	10

Financial Schedules

Prepaid Expenses and Other Assets

(In thousands)	June 30, 2012 (Unaudited)	December 31, 2011

Above-market tenant leases, net	$102,596	$116,675
Security and escrow deposits	36,816	14,225
Below-market ground leases, net	1,968	2,031
Prepaid expenses	2,563	4,349
Other	3,390	3,068
Total prepaid expenses and other assets	$147,333	$140,348

Accounts Payable and Accrued Expenses

(In thousands)	June 30, 2012 (Unaudited)	December 31, 2011

Below-market tenant leases, net	$35,270	$40,120
Accounts payable and accrued expenses	16,442	28,454
Accrued interest	3,040	4,065
Accrued real estate taxes	8,354	6,553
Deferred income	2,593	1,211
Accrued payroll and other employee liabilities	4,335	76
Construction payable	6,475	6,719
Tenant and other deposits	1,454	1,424
Conditional asset retirement obligation liability	4,400	4,252
Other	4,107	4,638
Total accounts payable and accrued expenses	$86,470	$97,512

Q2 2012 Supplemental Package	11

Portfolio Operating Metrics

Key Operating Performance Indicators
As of June 30, 2012

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	31	9,619	5,319	6,824	21,762

Operating Metrics
			In-Place Rent
	% Leased (2)	% Occupied (3)	<10K SF (4)	Tenant Sales (5)	Occupancy Cost (6)
Total Rouse Properties Portfolio	88.4%	85.6%	$37.25	$294	12.7%

(1) See Property Schedule on page 13 for individual details.
(2) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(3) Represents tenants' physical or economic presence in regional malls and excludes traditional anchor stores.
(4) Weighted average rent of mall stores as of June 30, 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
(5) Rolling twelve month tenant sales for mall stores less than 10,000 square feet.
(6) Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

Q2 2012 Supplemental Package	12

Portfolio Operating Metrics

Summary of Properties (1)
As of June 30, 2012

Property Name	Location	Anchors	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, JCPenney, Sears	275,201	188,817	—	464,018	92.5%	91.2%
Bayshore Mall	Eureka, CA	Sears, Kohl's, Walmart	375,541	87,939	132,319	595,799	71.6	70.8
Birchwood Mall	Port Huron, MI	Sears, Younkers, Macy's, Target, JCPenney	296,487	161,216	264,918	722,621	89.9	88.6
Cache Valley Mall	Logan, UT	Dillard's, Dillard's Men's & Home, JCPenney	353,866	145,832	—	499,698	92.8	91.1
Chula Vista Center	Chula Vista, CA	Burlington Coat, JCPenney, Macy's, Sears	319,575	163,232	392,500	875,307	89.6	85.2
Collin Creek	Plano, TX	Dillard's, Sears, JCPenney, Macy's	328,128	176,259	613,824	1,118,211	92.7	89.3
Colony Square Mall	Zanesville, OH	Elder-Beerman, JCPenney, Sears	290,647	148,881	58,997	498,525	80.8	76.3
Gateway Mall	Springfield, OR	Kohl's, Sears, Target	486,720	218,055	113,613	818,388	89.1	81.3
Grand Traverse Mall	Traverse City, MI	JCPenney, Macy's, Target	306,139	—	283,349	589,488	82.8	82.8
Knollwood Mall	St. Louis Park, MN	Kohl's	383,935	80,684	—	464,619	93.1	93.1
Lakeland Square	Lakeland, FL	JCPenney, Dillard's, Sears, Macy's, Burlington Coat	302,234	243,578	339,598	885,410	92.0	84.9
Lansing Mall	Lansing, MI	JCPenney, Younkers, Macy's	452,820	288,170	103,000	843,990	91.1	87.5
Mall St. Vincent	Shreveport, LA	Dillard's, Sears	184,284	—	348,000	532,284	92.2	87.3
Newpark Mall	Newark, CA	Burlington Coat, JCPenney, Macy's, Sears	372,493	405,004	335,870	1,113,367	92.2	89.0
North Plains Mall	Clovis, NM	Beall's, Dillard's, JCPenney, Sears	109,090	194,081	—	303,171	91.8	91.8
Pierre Bossier Mall	Bossier City, LA	JCPenney, Sears, Dillard's, Virginia College	230,335	35,012	346,892	612,239	95.7	88.4
Sikes Senter	Wichita Falls, TX	Dillard's, JCPenney, Sears, Dillard's Men's and Home	291,018	374,690	—	665,708	100.0	97.7
Silver Lake Mall	Coeur D'Alene, ID	JCPenney, Macy's, Sears	148,999	172,253	—	321,252	83.1	81.7
Southland Center	Taylor, MI	JCPenney, Macy's	320,935	290,660	292,377	903,972	95.4	87.7
Southland Mall	Hayward, CA	JCPenney, Kohl's, Macy's, Sears	530,717	445,896	292,000	1,268,613	83.9	78.2
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's	483,745	134,148	547,432	1,165,325	83.5	81.4
Steeplegate Mall	Concord, NH	Bon Ton, JCPenney, Sears	223,157	256,412	—	479,569	73.1	73.1
The Boulevard Mall	Las Vegas, NV	JCPenney, Macy's, Sears	390,471	391,097	396,939	1,178,507	74.9	74.4
The Mall at Sierra Vista	Sierra Vista, AZ	Dillard's, Sears	169,361	—	196,492	365,853	94.7	94.7
Three Rivers Mall	Kelso, WA	JCPenney, Macy's, Sears	226,244	193,233	—	419,477	85.4	85.4
Valley Hills Mall	Hickory, NC	Belk, Dillard's, JCPenney, Sears	322,032	—	611,516	933,548	89.6	88.9
Vista Ridge Mall	Lewisville, TX	Dillard's, JCPenney, Macy's, Sears	390,971	—	670,210	1,061,181	92.9	89.3
Washington Park Mall	Bartlesville, OK	JCPenney, Sears, Dillard's	162,400	122,894	71,402	356,696	97.4	95.4
West Valley Mall	Tracy, CA	JCPenney, Macy's, Sears, Target	536,608	236,454	111,836	884,898	86.6	85.8
Westwood Mall	Jackson, MI	Elder-Beerman, Wal-Mart, JCPenney	145,469	70,500	301,188	517,157	93.4	92.3
White Mountain Mall	Rock Springs, WY	Herberger's, JCPenney	209,123	94,482	—	303,605	98.4	96.7
Total Rouse Portfolio	Count: 31		9,618,745	5,319,479	6,824,272	21,762,496	88.4%	85.6%

(1) All properties are 100% owned by Rouse Properties.

Q2 2012 Supplemental Package	13

Portfolio Operating Metrics

Lease Expiration Schedule (1,2,3)
As of June 30, 2012

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf)
Specialty Leasing	558	1,259,707	$9.64
Permanent Leasing
2012	138	248,817	39.89
2013	316	1,140,636	29.36
2014	330	1,180,138	29.20
2015	223	784,521	32.28
2016	189	652,294	35.27
2017	176	684,120	36.97
2018	71	441,493	34.03
2019	54	410,207	27.59
2020	33	216,678	26.01
Subsequent	155	1,488,818	17.17
Total Permanent Leasing	1,685	7,247,722	$28.73
Total Leasing	2,243	8,507,429

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rent and Expiring Rate are leases paying percent rent in lieu of base rent minimum.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q2 2012 Supplemental Package	14

Portfolio Operating Metrics

Top Ten Tenants
As of June 30, 2012

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other	Square Footage (000's)	Total	Rouse Owned
Foot Locker, Inc	Champs Sports, Foot Locker, Lady Foot Locker, Kids Foot Locker, Footaction USA	3.9%	226	49	49
Limited Brands, Inc.	Bath & Body Works, Victoria's Secret	3.7	229	51	51
JCPenney Company, Inc	JCPenney	2.5	2,335	26	19
Sears Holdings Corporation	Sears	1.8	3,089	24	12
Cinemark USA, Inc.	Cinemark	2.1	298	6	6
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	2.2	108	20	20
Luxottica Retail North America, Inc.	Lenscrafters, Pearle Vision, Pearle Vision Express, Sunglass Hut, Watch Station	1.7	68	33	33
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	1.9	40	38	38
Macy's Inc.	Macy's	1.6	2,096	15	4
Sterling Jewelers, Inc.	JB Robinson Jewelers, Kay Jewelers, Weisfields Jewelers	1.6	38	26	26
Totals		23.0%	8,527	288	258

Q2 2012 Supplemental Package	15

Portfolio Operating Metrics

Leasing Activity
As of June 30, 2012

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)
Under 10,000 sq. ft.	39	134,021	7.6	$23.03	$24.58
Over 10,000 sq. ft.	5	156,578	10.0	10.14	10.27
Total New Leases	44	290,599	8.9	16.08	16.87

Renewal Leases
Under 10,000 sq. ft.	76	175,071	3.6	$36.15	$37.36
Over 10,000 sq. ft.	2	43,580	5.0	17.07	17.39
Total Renewal Leases	78	218,651	3.8	$32.35	$33.38

Sub-Total	122	509,250	6.7	23.07	23.96

Percent in Lieu	15	41,896	n.a.	n.a.	n.a.

Total Q2 2012	137	551,146	6.7	$23.07	$23.96
Total Q1 2012	60	230,545
Total 2012	197	781,691

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (1)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	SF (In thousands)	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (4)	$	%	$	%
Total Q2 2012	91	334,607	6.0	$26.03	$26.97	$25.42	$0.61	2.4%	$1.55	6.1%

(1) Excluding anchors, percentage in lieu, and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q2 2012 Supplemental Package	16

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor
Department stores whose merchandise appeals to a broad range of shoppers. Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases that are generally lower than the rents charged to mall stores tenants.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with notice ranging from 30-60 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retails locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall stores less than 10,000 square feet.
Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q2 2012 Supplemental Package	17